EXHIBIT 10.25

                                 FIRST AMENDMENT
                                     TO THE
                                SERVICE 1ST BANK
                          SALARY CONTINUATION AGREEMENT
                            DATED SEPTEMBER 10, 2003
                                       FOR
                                 PATRICK CARMAN


         THIS AMENDMENT is adopted this 8th day of August, 2005, by and between SERVICE 1ST BANK, a state-chartered commercial bank located in Stockton, California (the "Company") and PATRICK CARMAN (the "Executive").

         The Company and the Executive executed the Salary Continuation Agreement on September 10, 2003 (the "Agreement").

         The undersigned hereby amends, in part, said Agreement for the purpose of changing the Plan Year and increasing the Normal Retirement Benefit. Therefore, the following change shall be made:

         Article 1.18 of the Agreement shall be deleted in its entirety and replaced by Article 1.18 below.

1.19 Plan Year" means each twelve-month period commencing on January 1 and ending on December 31 of each year.

         Article 2.1.1 of the Agreement shall be deleted in its entirety and replaced by Article 2.1.1 below.

         2.1.1 Amount of Benefit. The annual Normal Retirement Benefit under this Section 2.1 is Seventy-Seven Thousand Dollar ($77,000).


         The Schedule A attached to the Agreement shall also be amended in its entirety and replaced with the new Schedule A attached to this Amendment.

         IN WITNESS OF THE ABOVE, the Executive and the Company hereby consent to this First Amendment.


Executive:                                  SERVICE 1ST BANK

/s/ PATRICK CARMAN                          By     /s/ JOHN O. BROOKS
----------------------------------                 -----------------------------
Patrick Carman                                     John O. Brooks

                                            Title  Chairman
                                                   -----------------------------


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